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                                 EXHIBIT(11)(b)

                             Consent of Ropes & Gray



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                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 14 to the Registration Statement of American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.

                                             /s/ ROPES & GRAY

                                             ROPES & GRAY

    Washington, D.C.
    December 12, 1996